                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2001
 ------------------------------------------------------------------------------

                           5B Technologies Corporation
 ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                                              0-27190
          --------                                              -------
(State or Other Jurisdiction                                  (Commission
      of Incorporation)                                      File Number)


                   100 Sunnyside Boulevard, Woodbury, NY 11797
 ------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, (516) 677-6100

                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

            On August 20, 2001, the registrant, 5B Technologies Corporation (the "Company" or "Registrant"), filed a Quarterly Report on Form 10-Q with the Securities and Exchange Commission, reporting the completion of the acquisition of certain assets of Knowledge Strategies Group, Inc. ("KSG"), a privately held New York City based e-commerce web site development and hosting company. This report amends the information provided in the Section titled "Subsequent Events" in such Form 10-Q, and provides such information as would normally be found in Item 7 on Form 8-K.

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
--------------------------------------------------------------------------------

            On July 30, 2001, The Company executed a definitive agreement to acquire certain assets of KSG. On August 16, 2001, the Company acquired the operating assets of KSG in exchange for 150,000 shares of the Company's common stock and the assumption by the Company of certain indebtedness of KSG, including KSG's indebtedness to the Connecticut Bank of Commerce ("CBC"). The Company issued to CBC 140,193 shares of common stock and shares of the Company's Series C, Series D and Series E Convertible Preferred Stock (the "CBC Preferred Stock") in satisfaction of the Company's obligations with respect to such CBC indebtedness. The CBC Preferred Stock is convertible into an aggregate of 648,486 shares of the Company's common stock; provided, however, that to the extent such CBC Preferred Stock will be converted into shares of common stock that exceed 19.9% of the Company's outstanding common stock (calculated as of the date of issuance of the CBC Preferred Stock), the Company must first obtain the approval of the Company's stockholders prior to such issuance. The Company has undertaken to obtain such stockholder approval at the annual meeting of stockholders scheduled for 2002. Additionally, the Company has granted certain registration rights with respect to the shares of common stock issuable upon conversion of the CBC Preferred Stock and has undertaken to register the 140,193 shares of common stock issued to CBC within 120 business days of the date of issuance. The terms of the CBC Preferred Stock also contain certain anti-dilution protections, including those related to issuances of securities by the Company below the market price per share. In connection with the KSG transaction, CBC has amended its credit arrangement with the Company by making such arrangement less restrictive with respect to the mezzanine facility.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
--------------------------------------------------------------------------------

(a)         Financial Statements of Businesses Acquired (included herein):

            (i)   Independent Auditor's Report;

            (ii)  Balance Sheet as of December 31, 2000;

            (iii) Statement of Operations and Retained Earnings (Deficit) for
                  the Year Ended December 31, 2000;

            (iv)  Statement of Cash Flows for the Year Ended
                  December 31, 2000;

            (v)   Notes to Financial Statements;

            (vi)  Report on Supplementary Information; and

            (vii) Supplementary Information.

(b) Unaudited PRO FORMA Condensed Financial Information (included herein):

            (i)   PRO FORMA Condensed Balance Sheet as of December 31, 2000; and

            (ii) PRO FORMA Condensed Statement of Operations for the Year Ended December 31, 2000.

(c)         Exhibits included herein:

            None

(d)         Exhibits previously filed on August 20, 2001:

            3.5   -  Certificate of Designations of Series C, Series D
                     and Series E 6% Convertible Preferred Stock of the
                     Company.

            10.19 - Asset Purchase Agreement dated as of July 30, 2001, by and among the Company, Knowledge Acquisition Corporation, KSG, Cynthia Hollen, Douglas Carlson and Michael Thompson.

            10.20 - Amendment No. 1 to Asset Purchase Agreement, dated as of August 16, 2001, by and among the Company, Knowledge Acquisition Corporation, KSG, Cynthia Hollen, Douglas Carlson and Michael Thompson.

            10.21 - First Amendment to Credit Agreement, dated as of August 16, 2001, by and among 5B Technologies Group, Inc., and CBC.

            10.22 - Security Agreement, dated as of August 16, 2001, by and among Knowledge Acquisition Corporation and CBC.

            10.23 - Amended and Restated Registration Rights Agreement, dated as of August 16, 2001, by and among the Company and CBC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  5B TECHNOLOGIES CORPORATION


Date: October 30, 2001            By:  /s/ Glenn Nortman
     ------------------------        ------------------------------------------
                                       Glenn Nortman, Chief Executive Officer

                        KNOWLEDGE STRATEGIES GROUP, INC.

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2000

                        KNOWLEDGE STRATEGIES GROUP, INC.
                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2000






                                 C O N T E N T S                               PAGE NO.
                                 ---------------                               --------



Independent Auditors' Report                                                        1



Balance Sheet as of December 31, 2000                                               2



Statement of Operations and Retained Earnings (Deficit) for
   the Year Ended December 31, 2000                                                 3



Statement of Cash Flows for the Year Ended
   December 31, 2000                                                                4



Notes to Financial Statements                                                     5 - 9



SUPPLEMENTARY INFORMATION



Report on Supplementary Information                                                10

   Operating Expenses                                                              11

               [LETTERHEAD OF DIAMANT, KATZ, KAHN & COMPANY LLP]






To the Board of Directors and
  Stockholders
Knowledge Strategies Group, Inc.
New York, New York


We have audited the accompanying balance sheet of Knowledge Strategies Group, Inc. as of December 31, 2000, and the related statements of operations and retained earnings (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Knowledge Strategies Group, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    DIAMANT, KATZ, KAHN & COMPANY LLP






October 19, 2001
New York, New York

                        KNOWLEDGE STRATEGIES GROUP, INC.,
                                  BALANCE SHEET
                                DECEMBER 31, 2000



                                     ASSETS
  CURRENT ASSETS
     Cash                                                              $     7,876
     Accounts receivable                                                   633,638
     Prepaid expenses                                                       42,445
                                                                       -----------

         Total Current Assets                                              683,959

 PROPERTY AND EQUIPMENT, NET                                               262,261

 OTHER ASSETS

     Intangibles, net                                                       46,667
     Security deposits                                                      50,780
                                                                       -----------
                                                                       $ 1,043,667
                                                                       ===========


                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

 CURRENT LIABILITIES
     Loans payable - bank                                              $ 2,043,412
     Accounts payable and accrued expenses                                 590,868
     Capitalized lease obligations, current maturities                      16,003
                                                                       -----------

        Total Current Liabilities                                        2,650,283
                                                                       -----------

 LONG-TERM LIABILITIES
     Capitalized lease obligations, net of current maturities               18,837
                                                                       -----------

 STOCKHOLDERS' DEFICIENCY
     Common stock                                                           12,632
     Retained earnings (deficit)                                        (1,638,085)
                                                                       -----------

                                                                        (1,625,453)
                                                                       -----------

                                                                       $ 1,043,667
                                                                       ===========

                       See Notes to financial statements.

                        KNOWLEDGE STRATEGIES GROUP, INC.
             STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
                          YEAR ENDED DECEMBER 31, 2000




Revenues                                                            $ 8,040,723

Operating expenses                                                    9.982,631
                                                                    -----------

Loss from operations                                                 (1,941,908)

OTHER EXPENSE
    Interest                                                            149,014
                                                                    -----------

Loss before provision for income taxes                               (2,090,922)

Provision for income taxes                                                6,618
                                                                    -----------

NET LOSS                                                             (2,097,540)

Retained earnings - beginning                                           459,455
                                                                    -----------

RETAINED EARNINGS (DEFICIT) - ENDING                                $(1,638,085)
                                                                    ===========

                       See Notes to financial statements.

                        KNOWLEDGE STRATEGIES GROUP, INC.
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2000



  CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                        $(2,097,540)
     Adjustments to reconcile net loss to net cash used by
      operating activities
         Depreciation                                                    110,761
         Amortization                                                      3,333
           Deferred rent expense                                          (6,470)
          (Increase) decrease in:
            Accounts receivable                                          428,102
             Prepaid expenses                                            (42,445)
          Increase (decrease) in:
           Accounts payable and accrued expenses                         156,385
           Income taxes payable                                         (138,250)
           Customer deposits                                             (32,000)
                                                                     -----------

           Net Cash Used by Operating Activities                      (1,618,124)
                                                                     -----------

 CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of property and equipment for cash                        (140,716)
     Purchase of intangibles for cash                                    (50,000)
     Security deposits paid                                              (36,255)
                                                                     -----------

             Net Cash Used by Investing Activities                      (226,971)
                                                                     -----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds of bank loan                                             1,860,627
     Proceeds from sale of common stock                                       32
     Repayments of capital leases                                        (17,145)
                                                                     -----------

             Net Cash Provided by Financing Activities                 1,843,514
                                                                     -----------

 NET DECREASE IN CASH                                                     (1,581)

 Cash - beginning of year                                                  9,457
                                                                     -----------
 CASH - END OF YEAR                                                  $     7,876
                                                                     ===========

                       SUPPLEMENTAL CASH FLOW DISCLOSURES

 Cash paid during the year for:
     Interest                                                        $   149,014
     Income taxes                                                    $   150,247

                          NON CASH INVESTING ACTIVITIES

Equipment acquired for capital lease                                 $    32,292



                       See notes to financial statements.

                        KNOWLEDGE STRATEGIES GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000




NOTE 1 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              Knowledge Strategies Group, Inc. was incorporated on March 31, 1995 in the State of New York. The Company amended its articles of incorporation to change its name from Knowledge Strategies, Inc. to Knowledge Strategies Group, Inc. on May 4, 2000. The Company is engaged primarily in the business of internet and new media consulting and business development services. Revenues are generated through various internet consulting services including web-site development, electronic commerce and technology consulting, and web-site hosting. A summary of the Company's accounting policies that affect the more significant elements of the financial statements is stated below.

              PROPERTY AND EQUIPMENT

              Property and equipment are stated at cost. Depreciation is computed utilizing the straight-line method based on estimated useful lives of three to ten years. Routine maintenance and repairs are expensed as incurred.

              INCOME TAXES

              The Company with the consent of its stockholders, has elected to be treated as an "S" corporation for Federal and New York State income tax purposes. The stockholders of an S Corporation are taxed individually on their proportionate share of the Company's taxable income. Therefore, no provision or liability for these income taxes has been included in the financial statements.

              USE OF ESTIMATES

              Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

              INTANGIBLE ASSETS

              Intangible assets are being amortized using the straight-line method over 5 years.

                        KNOWLEDGE STRATEGIES GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Continued)



NOTE 2 -      PROPERTY AND EQUIPMENT

              The major classes of property and equipment, at cost, on December 31, 2000 were as follows:

                      Furniture and fixtures                    $     141,096
                      Computer equipment                              349,309
                      Leasehold Improvements                            5,856
                                                                ------------

                                                                      496,261
                      Less:  Accumulated depreciation                 233,998
                                                                -------------

                                                                $     262,263
                                                                =============



              Property and equipment include gross assets acquired under capital leases of $99,012.



NOTE 3 -      INTANGIBLES

              In August 2000, the Company acquired certain trademarks from eOSK.com, Inc. for $50,000 and a warrant to purchase 1,037,500 shares of the Company's $.001 common stock at its par value. The warrant expires August 25, 2005.

NOTE 4 -      LOANS PAYABLE - BANK

              The Company has lines of credit aggregating $2,100,000 from Connecticut Bank of Commerce. The note requires interest to be paid monthly at the bank's prime interest rate (9.75% at December 31, 2000) plus 2%, and matured March 1, 2001. The amount available under the credit line is limited to 80% of eligible accounts receivable. An additional 2% interest will be charged on over advanced funds. Borrowing against the line is secured by the assets of the Company and is guaranteed by the Company's common stockholders and officers. The loan contains certain restrictions and covenants which, at December 31, 2000, the Company was unable to meet. The Company is in a workout arrangement with the bank - See Note 12. At December 31, 2000 the company owed the bank $1,650,841 under the credit line and $392,603 on the over advanced line. During the year ended December 31, 2000 interest in the amount of $100,456 was charged to operations.

                        KNOWLEDGE STRATEGIES GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Continued)



NOTE 5 -      CAPITAL LEASES

              The Company leases equipment under capital leases expiring 2003. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over their respective estimated useful lives.

              The following is a summary of property held under capital leases at December 31, 2000:

                      Equipment                               $       99,012
                      Less:  Accumulated depreciation                 57,515
                                                              --------------
                      Net equipment held under
                        capital leases                        $       41,497
                                                              ==============

              Minimum future lease payments under capital leases together with the present value of the net minimum lease payments as of December 31, 2000 are as follows:

                      YEAR ENDING DECEMBER 31,
                               2001                                           $       24,767
                               2002                                                   19,746
                               2003                                                    3,506
                                                                              --------------

                      Total minimum lease payments                                    48,019

                      Less:  Amount representing interest                             13,179
                                                                              --------------

                      Present value of net minimum lease payments                     34,840

                      Less:  Current maturities                                       16,003
                                                                              --------------

                      Capital lease obligations, non current portion          $       18,837
                                                                              ==============



NOTE 6 -      COMMON STOCK

              The Company's common stock is comprised of the following:

                      Class A $.001 par value, 26,000,000 shares authorized,
                         12,600,000 issued and outstanding                              12,600

                      Class B, non-voting, $.001 par value, 4,000,000 shares
                         authorized, 31,759 shares issued and outstanding                   32

                        KNOWLEDGE STRATEGIES GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Continued)



NOTE 7 -      COMMITMENTS

              LEASES

              Future minimum annual rental payments under leases for premises located in New York City expiring through 2003, without regard to increases in real estate taxes and other costs are as follows:

                  DECEMBER 31,      900 BROADWAY         1755 5TH AVENUE        TOTAL
                  ------------      -------------        ---------------    ------------
                     2001           $     58,487         $    66,120        $   124,607
                     2002                 60,827              66,120            126,947
                     2003                 26,000              66,120             96,120

              Total rent charged to operations for the year ended December 31, 2000 amounted to $249,097.

              OTHER COMMITMENTS

              In August 2000, the Company entered into a two year consulting agreement for services to be provided at $160,000 per annum plus $70,000 per month for the first four months of the agreement. For the period ended December 31, 2000, approximately $300,000 has been included in contractor services.

NOTE 8 -      CONCENTRATION OF CREDIT RISK

              Approximately 49% of 2000 net revenue and 81% of accounts receivable as of December 31, 2000 were from one client.

NOTE 9 -      RELATED PARTY TRANSACTIONS

              An entity related through common ownership, Kstrat Ventures Inc. ("Kstrat"), provides for services to emerging companies and, in turn, engages the Company to perform these services. Revenue from Kstrat during the year ended December 31, 2000 totaled $521,668. At December 31, 2000, the balance of $211,529 due from Kstrat has been written off as uncollectible.

                        KNOWLEDGE STRATEGIES GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Continued)


NOTE 10 -     INCOME TAXES

              The provision for income taxes consists of payments for prior years under accruals.

              The Company has available approximately $2,000,000 of New York City net operating loss carryforwards available to reduce future taxable income expiring in 2015.

              Deferred tax liabilities (assets) are comprised as follows:

                     Deferred tax assets
                        Net operating loss carryforward                      $   (180,000)

                     Deferred tax assets valuation
                        allowance                                                 180,000
                                                                             -------------

                                             Net Deferred Tax Assets         $        -
                                                                             =============



NOTE 11 -     GOING CONCERN

              As shown in the accompanying financial statements, the Company has incurred losses from operations, and as of December 31, 2000, the Company's current liabilities exceeded its current assets by approximately $1,966,000 and its total liabilities exceeded its total assets by approximately $1,625,000. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management has instituted a cost reduction program that included a reduction in labor and fringe costs. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. See
              Note 12.

NOTE 12 -     SUBSEQUENT EVENT

              On August 15, 2001, the Company sold all accounts receivable less than 90 days old, property and equipment and all intangible assets to 5 B Technologies Corporation for 150,000 shares of that company's common stock and the assumption of the bank loan and lease obligations. Certain of the Company's stockholders entered into consulting agreements with the purchaser.

               [LETTERHEAD OF DIAMANT, KATZ, KAHN & COMPANY LLP]





To the Board of Directors
  and Stockholders of
Knowledge Strategies Group, Inc.
New York, New York


Our report on our audit of the financial statements of Knowledge Strategies Group, Inc. for the year ended December 31, 2000, appears on page 1. That audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The information presented on page 11 is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements and, accordingly, we express no opinion on it.

                                       DIAMANT, KATZ, KAHN & COMPANY LLP







October 19, 2001
New York, New York

                            SUPPLEMENTARY INFORMATION

                        KNOWLEDGE STRATEGIES GROUP, INC.
                            SUPPLEMENTARY INFORMATION
                          YEAR ENDED DECEMBER 31, 2000


OPERATING EXPENSES
 Officers' salary                          $  384,068
 Employee salaries                          4,859,056
 Payroll taxes and related benefits           763,147
 Contractor services                          597,328
 Commissions                                  230,373
 Computer expenses                            123,402
 Bad debt expense                           1,047,593
 Rent                                         281,168
 Telecommunications                           128,874
 Online access and services                   167,260
 Recruiting                                    77,897
 Marketing and promotion                      121,744
 Professional fees                            409,970
 Travel and entertainment                     416,495
 Office expense                                88,749
 Office cleaning and maintenance               47,944
 Education, seminars and subscriptions         39,030
 Postage and delivery services                 24,735
 Printing and reproduction                     28,111
 Equipment leasing                             12,066
 Miscellaneous                                  9,410
 Insurance                                      4,493
 Contributions                                  5,624
 Depreciation                                 110,761
 Amortization                                   3,333
                                          -----------

                                          $ 9,982,631
                                          ===========




              See accountants' report on supplementary information.

                  5B TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                  --------------------------------------------

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              -----------------------------------------------------

                                   (UNAUDITED)
                                   -----------


         The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition by 5B Technologies corporation, ("5B" or the "Company"), of Knowledge Strategies Group, Inc., ("KSG"), using the purchase method of accounting, and are based on estimates and assumptions set forth below and in the notes to such financial statements, which include pro forma adjustments. These pro forma financial statements are based on the historical financial statements of 5B adjusting to give effect to the acquisition of KSG, which was consummated on July 30, 2001.

         The pro forma condensed consolidated statement of operations for the year ended December 31, 2000 gives affect to the acquisition as if it had occurred at the beginning of 2000. Such statements are based on historical statements of operations of KSG for the year ended December 31, 2000.

         The pro forma condensed consolidated balance sheet for the year ended December 31, 2000 combines 5B and KSG's balance sheets at December 31, 2000.

         The pro forma adjustments are based on estimates, available information, valuations and certain assumptions that management deemed appropriate. Final purchase accounting adjustments may differ from pro forma adjustments presented herein. The unaudited pro forma condensed consolidated financial information does not profess to represent the Company's results of operations had the above transaction, in fact, occurred on these dates or to project the Company's combined results of operations for any date or period. The pro forma condensed consolidated financial information should be read in conjunction with the Company's and KSG's historical financial statements and notes thereto.

         Certain amounts in the 2000 financial statements have been reclassified to conform with the 2000 presentation. Such reclassifications had no effect on net earnings as previously reported.

         On May 14, 2001, 5B Technologies Corporation, ("5B" or the "Company"), sold its legal staffing business, which was maintained through a wholly owned subsidiary, Deltaforce Personnel Services, Inc., ("DeltaGroup"). Accordingly, DeltaGroup has been presented as a discontinued operation. The Pro Forma Condensed Consolidated Financial Statements have been restated to conform to such presentation.

                  5B TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                  --------------------------------------------
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                 -----------------------------------------------

                                DECEMBER 31, 2000
                                -----------------

                                                                        Knowledge

                                                  5B Technologies       Strategies          Pro Forma
                                                    Corporation        Group, Inc.         Adjustments             Consolidated
-----------------------------------------------------------------------------------------------------------------------------------
                    ASSETS                                (RESTATED)        (UNAUDITED)         (UNAUDITED)             (UNAUDITED)
                    ------
Current assets:
   Cash and cash equivalents                      $     1,156,436     $        7,876      $       (7,876)         $     1,156,436
   Investments available for sale                         499,778                  -                                     499,778
   Accounts receivable, net                             1,501,523            633,638            (550,000)              1,585,161
   Note receivable for services provided                  427,590                  -                                     427,590
   Other current assets                                    64,385             42,445             (42,445)                 64,385
-----------------------------------------------------------------------------------------------------------------------------------
       Total current assets                             3,649,712            683,959            (600,321)              3,733,350
-----------------------------------------------------------------------------------------------------------------------------------
   Goodwill & other intangibles, net                      939,900             46,667             (46,667)                939,900
   Developed software                                           -                  -           1,095,677                 708,200
                                                                                                (387,477)                  c
   Net assets of discontinued operations                1,247,094                  -                                   1,247,094
   Other assets                                           509,610            313,041             (50,780)                609,610
                                                                                                (162,261)                  c
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                $     6,346,316    $     1,043,667      $     (151,829)         $    7,238,154
===================================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Notes payable                                 $        850,159    $     2,043,412      $   (2,043,412)         $      850,159
   Accounts payable and accrued expenses                1,461,581            606,871            (590,868)              1,477,584
   Unearned sales revenue                                 174,527                  -                                     174,527
-----------------------------------------------------------------------------------------------------------------------------------
      Total current liabilities                         2,486,267          2,650,283          (2,634,280)              2,502,270
-----------------------------------------------------------------------------------------------------------------------------------
   Notes payable                                           11,928             18,837                                      30,765
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                  2,498,195          2,669,120          (2,634,280)              2,533,035
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1,250,000                  -                                   1,250,000
REDEEMABLE PREFERRED STOCK

-----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:

   Preferred stock                                              -                  -                 190                   d 190
   Common stock                                            86,601             12,632             (12,632)                 98,209
                                                                                                  11,608                   d
   Additional paid-in capital                          14,525,450                  -             845,200              15,370,650
   Stock subscription receivable                         (812,500)                 -                                    (812,500)
   Accumulated deficit                                (11,150,825)        (1,638,085)          1,638,085             (11,150,825)
   Treasury stock at cost, 24,500 shares                  (50,605)                 -                                     (50,605)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL STOCKHOLDERS' EQUITY                         2,598,121         (1,625,453)          2,482,451               3,455,119
-----------------------------------------------------------------------------------------------------------------------------------

      TOTAL LIABILITIES AND STOCKHOLDERS'         $     6,346,316    $     1,043,667      $     (151,829)        $     7,238,154
        EQUITY
===================================================================================================================================


                                              See accompanying notes.

                  5B TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                  --------------------------------------------

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            ---------------------------------------------------------

                                DECEMBER 31, 2000
                                -----------------

                                                            5B           Knowledge
                                                       Technologies      Strategies             Pro Forma
                                                       Corporation       Group, Inc.           Adjustments          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
                                                          (RESTATED)        (UNAUDITED)        (UNAUDITED)            (UNAUDITED)
Net sales                                             $   14,438,759    $     8,040,723                           $    22,479,482
Cost of sales                                             11,128,705                  -                                11,128,705
------------------------------------------------------------------------------------------------------------------------------------
       Gross profit                                        3,310,054          8,040,723                                11,350,777
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
      Selling                                              1,209,390                  -                                 1,209,390
      General and administrative expenses                  3,483,857          9,982,631        $(1,095,677)            12,370,811
------------------------------------------------------------------------------------------------------------------------------------
       Total expenses                                      4,693,247          9,982,631         (1,095,677)            13,580,201
------------------------------------------------------------------------------------------------------------------------------------
(Loss) from operations                                    (1,383,193)        (1,941,908)        (1,095,677)            (2,229,424)
Other income (expense)                                        86,169           (149,014)                                  (62,845)
------------------------------------------------------------------------------------------------------------------------------------
(Loss) before provision for income taxes and              (1,297,024)        (2,090,922)        (1,095,677)            (2,292,269)
discontinued operations
(Benefit) provision for state and local taxes                (10,820)             6,618                                    (4,202)
------------------------------------------------------------------------------------------------------------------------------------
(Loss) from continuing operations                         (1,286,204)        (2,097,540)        (1,095,677)            (2,288,067)
Discontinued operations:
     (Loss) from discontinued operations                    (436,432)                 -                                  (436,432)
       (Loss)   on   disposal   of    discontinued
      operations                                            (856,198)                 -                                  (856,198)
------------------------------------------------------------------------------------------------------------------------------------
Net (loss)                                            $   (2,578,834)   $    (2,097,540)       $ (1,095,677)      $     (3,580,697)

Preferred dividends and increase in carrying
   value of redeemable preferred stock                      (428,035)                 -                                  (428,035)
------------------------------------------------------------------------------------------------------------------------------------
Net (loss) attributable to common shareholders        $   (3,006,869)   $    (2,097,540)       $ (1,095,677)      $   (4,008,732)
------------------------------------------------------------------------------------------------------------------------------------

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

Basic                                                      2,162,041                                                     2,452,234
Diluted                                                    2,162,041                                                     2,452,234

BASIC AND DILUTED LOSS PER COMMON SHARE:
         Continuing operations                        $       (0.79)                                              $          (1.11)
------------------------------------------------------------------------------------------------------------------------------------
         Discontinued operations                      $       (0.60)                                              $          (0.53)
------------------------------------------------------------------------------------------------------------------------------------
         Net loss per share                           $       (1.39)                                              $          (1.64)
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================


                             See accompanying notes.

                  5B TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                  --------------------------------------------

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              -----------------------------------------------------

                                   (UNAUDITED)
                                   -----------

Pro Forma Adjustments

(a) Reflects assets and liabilities not acquired or assumed by 5B.

(b) Reflects the capitalization of software developed for sale.

(c) Reflects the negative goodwill in connection with the KSG acquisition. Negative goodwill amounted to $515,405 and was allocated to the acquired assets as follows:

          Intangibles           $ 46,667
          Developed software     387,477
          Other assets           162,261

          Total                 $515,405

(d) Reflects the acquisition of KSG. 5B issued 150,000 shares of the Company's common stock (valued at $0.51 per share, the closing price on July 30, 2001) and the assumption by the Company of certain indebtedness of KSG, including KSG's indebtedness to Connecticut Bank of Commerce ("CBC"). The Company issued to CBC 140,193 shares of common stock, (valued at $0.51 per share, the closing price on July 30, 2001) and shares of the Company's Series C, Series D and Series E Convertible Preferred Stock (the "CBC Preferred Stock") (estimated value of $709,000, based on a preliminary independent valuation which the Company may change in subsequent filings) in satisfaction of the Company's obligations with respect to such CBC indebtedness. The CBC Preferred Stock is convertible into an aggregate of 648,486 shares of the Company's common stock; provided, however, that to the extent such CBC Preferred Stock will be converted into shares of common stock that exceeds 19.9% of the Company's outstanding common stock (calculated as of the date of issuance of the CBC Preferred Stock), the Company must first obtain the approval of the Company's stockholders prior to such issuance. The Company has undertaken to obtain such stockholder approval at the annual meeting of stockholders scheduled for 2002. Additionally, the Company has granted certain registration rights with respect to the shares of common stock issuable upon conversion of the CBC Preferred Stock and has undertaken to register the 140,193 shares of common stock issued to CBC within 120 business days of the date of issuance. The terms of the CBC Preferred Stock also contains certain anti-dilution protections, including with respect to issuances of securities by the Company below the market price per share.